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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 333-46954 on Form S-3 and Registration Statement Nos. 33-64611 and 333-79165 on Form S-8 of Covista Communications, Inc. (formerly Total-Tel USA Communications, Inc.) of our report dated April 11, 2001, appearing in this Annual Report on Form 10-K of Covista Communications, Inc. for the year ended January 31, 2001.


/s/ DELOITTE & TOUCHE LLP
New York, New York

April 24, 2001